UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2018

CANNIS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-214122	98-1322537
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 9, Melilea Tower, No. 6, Avenue 3

The Horizon, Bangsar South, No. 8, Jalan Kerinchi

59200, Kuala Lumpur

 (Address of Principal Executive Offices)

+603 2242 0484

(Registrant’s telephone number, including area code)

Zartex, Inc.

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 6, 2018, the Company amended its Articles of Incorporation with the Nevada Secretary of State to effect the name change of the Company to Cannis, Inc. (“Corporate Action”). On November 29, 2018, our majority stockholder, holding 99% of our outstanding voting securities approved the Corporate Action. In addition, the Company’s new CUSIP number with respect to the Corporate Action is 13768C 108.

In connection with the Corporate Action, on December 11, 2018, the Company received approval from the Financial Industry Regulatory Authority (“FINRA”) for its name change as stated above and voluntary trading symbol request to “MNIA.”

A copy of the Certificate of Amendment filed with the Nevada Secretary of State on December 6, 2018 is attached hereto as Exhibit 3.1(a).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit

Description

3.1(a)

Certificate of Amendment filed with the Nevada Secretary of State on December 6,

                        2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cannis, Inc.

(Registrant)

/s/ Eu Boon Ching

Eu Boon Ching

Chief Executive Officer

Date: January 3, 2019

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